                                                                  Exhibit 99.1


                                  CERTIFICATION
                       PURSUANT TO 18 U.S.C. SECTION 1350
                    AS ADOPTED PURSUANT TO SECTION 906 OF THE
                           SARBANES-OXLEY ACT OF 2002

         In connection with the Annual Report of First Community Bancshares, Inc. (the "Company") on Form 10-K for the period ended December 31, 2002, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), the undersigned hereby certify, pursuant to 18 U.S.C. section 1350, as adopted pursuant to section 906 of the Sarbanes-Oxley Act of 2002, that to the undersigned's best knowledge and belief:

         (a) the Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

         (b) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company as of and for the periods covered in the Report.

Dated this 21st day of March, 2003.

                                            First Community Bancshares, Inc.
                                            --------------------------------
                                            ("Company")



                                            /s/ John M. Mendez
                                            --------------------------------
                                            John M. Mendez
                                            Chief Executive Officer


                                            /s/ Robert L. Schumacher
                                            --------------------------------
                                            Robert L. Schumacher
                                            Chief Financial Officer